Innovators in the development
& commercialization of

INJECTABLE COLLAGENASE

DUPUYTREN'S CONTRACTURE
PEYRONIE'S DISEASE
FROZEN SHOULDER
CELLULITE
HUMAN LIPOMAS
CANINE LIPOMAS
UTERINE FIBROIDS

BioSpecifics TECHNOLOGIES CORP.

August 2015

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding the Company's strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, expected revenue growth, and the assumptions underlying or relating to such statements, are "forward-looking statements". The forward-looking statements include statements concerning, among other things, the future profitability and attractive revenue growth opportunities of the Company; the Company's receipt of increasing revenues for XIAFLEX sales; the drive in research and development in new indications for CCH and timing of presentation to Endo International plc ("Endo") for potential opt-in; the market potential for the use of XIAFLEX to treat Dupuytren's contracture; the commercial expansion of XIAFLEX in the E.U., Canada and Australia; the timing of the commercial launch of XIAFLEX in Japan; the expansion opportunity related to the ongoing Phase 2a study in Dupuytren's disease nodules; XIAFLEX's potential traction with certified physicians and new patients; potential benefits of the data regarding improvements in female sexual function after treatment with XIAFLEX for Peyronie's disease; Endo's interest and investment in unlicensed indications, including human lipomas, keloids, uterine fibroids, capsular contracture of the breast and tennis elbow; the timing of the initiation of the Phase 2b trial in frozen shoulder syndrome; the timing of the initiation of the Phase 2b trial in cellulite; the timing of reporting top-line data from the Phase 2 human lipomas study; Endo's plans for development of CCH for canine lipomas; whether CCH will be the first and only FDA approved nonsurgical therapy for frozen shoulder syndrome, cellulite, human lipomas, canine lipomas, and uterine fibroids ; the market opportunity for CCH in frozen shoulder syndrome, cellulite, human lipomas, and uterine fibroids; positive effects of CCH treatment for frozen shoulder syndrome, cellulite, human lipomas and uterine fibroids on patients; the projected receipt of payments from Endo; the Company's ability to bring new indications to early proof of concept and the willingness of Endo to opt-in; and the strength of the Company's IP portfolio and long-term patent protection for injectable collagenase. In some cases, you can identify these statements by forward-looking words such as "believe," "expect," "anticipate," "plan," "estimate," "likely," "may," "will," "could," "continue," "project," "predict," "goal," the negative or plural of these words, and other similar expressions. These forward-looking statements are our predictions based on our current expectations and our projections about future events. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including the ability of Endo and its partners to achieve their respective objectives for CCH in their applicable territories; the uncertainties inherent in the initiation of future clinical trials; Endo or any of its partners modifying their respective objectives and/or allocating resources other than to CCH; the potential market for CCH in a given indication being smaller than anticipated; the potential of CCH to be used in additional indications and the initiation, timing and outcome of clinical trials of CCH for additional indications; the protection of the Company's intellectual property portfolio; the timing of regulatory filings and action; the receipt of any payments from Endo; and other risk factors identified in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, our Annual Report on Form 10-K for the year ended December 31, 2014 and our Current Reports on Form 8-K filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are made as of the date hereof, and we assume no obligation to update these forward-looking statements.

BioSpecifics is a profitable, commercial-stage biopharma company receiving increasing revenues from sales of collagenase clostridium histolyticum or CCH (XIAFLEX®) by partner Endo with future revenue growth opportunities emerging from commitment to clinical development of new potential indications for CCH.

Unlocking Vast Potential of CCH

- First-in-class, minimally invasive nonsurgical treatment for conditions caused by collagen accumulation with limited current treatment options
- BioSpecifics has positive clinical results in 12 indications:
  - Dupuytren's contracture†
  - Peyronie's disease †
  - Canine lipoma†
  - Human lipoma†
  - Frozen shoulder syndrome†
  - Cellulite†
  - Keloids
  - Hypertrophic scars
  - Scarred tendons
  - Glaucoma
  - Herniated intervertebral discs
  - Adjunct to vitrectomy
- Drive R&D in new indications to early proof-of-concept and present to partner Endo for potential opt-in
- Endo interested in new unlicensed indications - human lipoma, uterine fibroids, keloids, capsular contracture of the breast and tennis elbow

†Currently marketed or being tested in the clinic

XIAFLEX for Dupuytren's Contracture

First and Only
FDA- and EMA-Approved Nonsurgical Treatment

Definition & Key Complications	- Collagen cord in hand causing one or more fingers to contract toward the palm - Limits range of motion and impairs quality of life - Affects up to 7% of adults in the U.S.

Pre-treatment:



Post-treatment:



Source: Endo International, plc

Commercial Highlights for DC

- ~6,200 vials were shipped April 1, 2015 through June 30, 2015
  - Compared to 5,092 in 2Q14
- Approved in Japan in July 2015
- Updated U.S. label including recurrence and retreatment data approved in May 2015
- MULTICORD U.S. label expansion approved in October 2014
  - Treatment of up to two contracture joints in same hand during single office visit
  - SDI Health estimates 35-40% of surgeries involve 2 cords
  - Added flexibility in scheduling finger extension procedure from 24 to up to 72 hours
- Future commercial expansion opportunities:
  - Also approved in Canada and Australia
  - Ongoing Phase 2a study in Dupuytren's disease nodules

Source: Endo International, plc

XIAFLEX for Peyronie's Disease

First and Only
FDA- and EMA-Approved Nonsurgical Treatment

Definition & Key Complications	▪ Inelastic collagen causing penile curvature; penis can bend at 90° angle during erection in severe cases ▪ Associated with increased pain, painful erections, palpable plaque, penile deformity and erectile dysfunction ▪ Potential loss of self-esteem and depression for patients and partners ▪ ~95K diagnosed patients per year in U.S.


Pre-treatment:


Post-treatment:

38° improvement*

Source: Endo International, plc
**Subject 1106-7852 from Phase 3 trial*

Commercial Highlights for PD

- ~6,900 vials were shipped April 1, 2015 through June 30, 2015
  - Compared to 2,752 in 2Q14
- Continued traction with certified physicians and new patients in Peyronie's disease
  - As of June 30, 2015 there were ~2,100 certified physicians and ~9,800 cumulative patients enrolled in the re-imbursement program
- In May 2015, the American Urological Association presented first ever treatment guidelines for PD, recommending the use of XIAFLEX in combination with modeling in patients with stable disease
- Positive data showing improvements in female sexual function presented at AUA Annual Meeting in May 2015

Source: Endo International, plc

XIAFLEX Pipeline Programs
Future Revenue-Generating Opportunities

Indication	Preclinical	Phase 1	Phase 2	Phase 3	Marketed
Frozen Shoulder Syndrome	*Phase 2b to initiate by end of 2015*				
Cellulite	*Phase 2b to initiate by end of 2015*				
*Human Lipoma	*Phase 2 top-line results 1H16*				
Canine Lipoma	*Endo has license for further development*				
*Uterine Fibroids	*Positive data reported*				

*BioSpecifics-managed development program

CCH for Frozen Shoulder Syndrome
Potential to be Only FDA Approved Nonsurgical Therapy

Definition & Complications

- Inflammation and thickening of shoulder capsule due to collagen
- Limits range of motion of shoulder



Potential to be Only FDA Approved Nonsurgical Therapy	• Common available treatment options are often painful and can require anesthesia • Long-term intensive physical therapy, corticosteroids, manipulation under anesthesia and/or arthroscopic release
Market Opportunity	• Affects 20-50 million people worldwide • 300K cases diagnosed annually in the U.S.; 10% treated invasively • Condition can last approximately 1 year to up to 3.5 years • Estimated to occur in 20% of diabetics

Source: Endo International, plc

Phase 2b Study of CCH in Frozen Shoulder
Study Design

Objective & Rationale	▪ Double-blind, placebo-controlled study evaluating safety and efficacy in Stage 2 (frozen stage) unilateral idiopathic frozen shoulder ▪ Phase 2b study based on positive, statistically significant results in Phase 2a study of 50 adult men and women at 11 U.S. sites
321 Patients Enrolled at 35 Sites in the U.S. and Australia	▪ Patients randomized 3:1 to receive CCH or placebo ▪ Up to 3 ultrasound-guided injections with each injection separated by a minimum of 21 days ▪ All subjects perform home shoulder exercises after the first injection
Outcome Measures	▪ Primary endpoint: change in degrees from baseline to Day 95 follow-up in active forward flexion in affected shoulder compared to placebo ▪ Assessed using American Shoulder and Elbow Surgeons (ASES) Scale for function and pain

Source: Endo International, plc

Phase 2b Study Results of CCH in FSS

- Strong, similar drug effect for key measures including forward flexion, shoulder abduction, external and internal rotation across both Phase 2a and Phase 2b trials
  - Similar CCH patient improvement in pain seen across both trials
- Increased and unexpectedly robust placebo effect in those patients who did not receive CCH and only performed at-home exercises
- BioSpecifics Phase 2 trial demonstrated statistical significance (p=0.02) in active elevation from baseline at highest dose
- Anticipate initiation of a second Phase 2b trial by end of 2015



Phase 2a Results
Degree Improvement from Baseline
60
50
40
30
20
10
0
Forward Flexion
Shoulder Abduction
External Rotation
Internal Rotation
0.58mg (1L) CCH
Exercise Only
n=50



Phase 2b Results
Degree Improvement from Baseline
60
50
40
30
20
10
0
Forward Flexion
Shoulder Abduction
External Rotation
Internal Rotation
0.58mg (1L) CCH
Placebo with Exercise
n=321

Source: Endo International, plc

CCH for Cellulite
Phase 2b Trial to Initiate by End of 2015

Definition	▪ Skin dimpling as a result of collagen fibrous septae, occurring mainly on the buttocks, lower limbs, and abdomen
Significant Market Opportunity as First Nonsurgical Therapy	▪ Affects 85-98% of women (est.) and rarely in men ▪ Potential to be first and only FDA-approved nonsurgical therapy
Positive Top-line Results Reported from Phase 2a Study in 3Q14	▪ Randomized, double-blind multiple-dose Phase 2a study ▪ 150 women received up to three treatment sessions of drug or placebo according to randomization (5 high-dose (0.84mg): 5 mid (0.48mg): 5 low (0.06mg): 3 placebo) ▪ Only dimples treated on Day 1 were able to be retreated on Day 22 (Treatment Session 2) and Day 43 (Treatment Session 3) if, in the opinion of the investigator, the dimple continued to be evident

Source: Endo International, plc

CCH for Cellulite
Positive Top-line Data from Phase 2a Study

Top-line Data from Phase 2a Study

- Mid and high level CCH doses demonstrated statistically significant improvement in cellulite across all endpoints
- 68% of mid and high dose groups reported being "Satisfied" or "Very Satisfied" with treatment
- Well-tolerated by all dose groups with mild-to-moderate adverse events, primarily limited to local injection area



Day 1
Pre-Treatment



Day 73
30 Days Following Last Treatment

Source: Endo International, plc

CCH for Human Lipomas

Phase 2 Opt-In Study Managed by BioSpecifics

Definition	▪ Encapsulated deposits of benign fatty tumors; detected as bulges under the skin
Potential to be Only Approved Nonsurgical Therapy	▪ No FDA-approved pharmaceutical therapies available ▪ Surgery not practical for patients with multiple lipomas
U.S. Market Opportunity	▪ Primary diagnosis in 575,000 patients in the U.S. annually ▪ 20% of patients have multiple lipomas
Top-Line Data from Phase 2 Opt-In Study Expected in 1H16	▪ Randomized, double-blind study of CCH for lipoma in 20 patients with ≥ 2 benign lipomas of similar size ▪ Each patient acts as both treated and control group ▪ Primary endpoint: reduction in measureable surface area of target lipomas, by caliper, 6 months post injection

Positive Phase 2 Clinical Trial Results Reported in January 2014

Open label, dose escalation Phase 2 trial:

- Statistically significant ($p<0.0001$) reduction in primary endpoint of visible surface area of lipoma as measured by caliper, combining all patients
- Patients in highest dose group (75% of commercial dose) achieved best efficacy results with average of 67% reduction of lipoma visible surface area at 6 months post-treatment
  - 75% of these patients achieved reduction of 50% or more in lipoma visible surface area
- No SAEs reported during trial





CCH for Lipomas in Canines

Key Complications	▪ Lipomas can seriously restrict motion in older dogs ▪ Surgery can be risky due to the use of general anesthesia - especially for older dogs
Potential to be Only Approved Nonsurgical Therapy	▪ 1.7M dogs affected in the U.S. annually ▪ Based on a survey of 77 participants, an average vet performs ~25 lipoma excisions each year for $530 each procedure
Chien-804 Trial Results	▪ Randomized, placebo-controlled Phase 2 Study ▪ Demonstrated benefit in secondary measures including pet owner satisfaction and post-treatment difference in mean visible surface area

CCH for Uterine Fibroids

Endo Encouraged by Results Reported to Date

Definition & Key Complications	▪ Pain, decreased fertility, miscarriage, heavy menstrual bleeding and frequent urination
Potential to be Nonsurgical Therapy Option	▪ Primary indication for hysterectomy in U.S. (33% to more than 40%)
U.S. Market Opportunity	▪ ~200K hysterectomies and 30K myomectomies are performed annually to treat fibroids ▪ Estimated cost to economy is ~$34.4B annually
Encouraging Preclinical Data	▪ Highly purified collagenase can reduce stiffness of human uterine fibroid tissue in laboratory experiments ▪ Data presented at the Mechanotransduction in the Reproductive Tract conference in October 2014



Complex Shear Modulus G* [Pa]
8000
7000
6000
5000
4000
3000
2000
1000
0
****
0.00
0.25
0.50
1.00
2.00
Collagenase Dose [mg/ml]

Stiffness of human fibroid tissue treated with purified clostridial collagenase. Average ± SEM across all timepoints. ****p≤0.0001 vs. control

Source of data: Cardozo ER, Clark AD, Banks NK, Henne MB, Stegmann BJ, Segars JH. The estimated annual cost of uterine leiomyomata in the United States. *Am J Obstet Gynecol.* 2012 Mar;206(3):211.

Endo Partnership for Development and Commercialization of CCH

>$62.9M Received to Date	- $62.9M received in licensing, sublicensing, milestone, COGS, and royalty payments as of June 30, 2015
Future Payments Due to BioSpecifics from Endo	- Low double digit royalties as % of net sales - Additional mark-up on COGS - Modest milestones for additional indications and regulatory submissions and approval worldwide
Endo Opt-In Rights	- Right to opt-in for all indications, following an opt-in payment and potential future milestone and royalty payments made to BioSpecifics
Milestone Payments from Endo Partnerships	- Endo partnered with Sobi, Asahi Kasei and Actelion for Dupuytren's contracture and Peyronie's disease - BioSpecifics entitled to specified % of potential milestones payments that Endo receives from its sublicensees

Corporate Highlights

- Vast opportunity for growth in revenues from XIAFLEX sales and approval of CCH in new indications
- Strong IP portfolio
  - Long-term patent protection for injectable collagenase:
    - **Dupuytren's Contracture:** XIAFLEX has Drug product composition patent until 2028 and Biologic Exclusivity until 2022
    - **Peyronie's Disease:** XIAFLEX has Orphan Drug protection in U.S. until 2020; Drug product composition patent until 2028
    - **Patents and Patent Applications:** Owned, co-owned or controlled by BioSpecifics for injectable collagenase to treat (royalties through 2028):
      - Dupuytren's contracture
      - Peyronie's disease
      - Removal of adipose tissue
      - Frozen shoulder syndrome
- Lean corporate structure with five full-time employees
- Approved stock buy-back program

Consistently Profitable Annually
Financial Highlights

(unaudited)	For the six months ended	
	06/30/15	06/30/14
Cash and equivalents, and investments	**$29,230,046**	**$16,633,708**
Income Statement		
Revenues	$10,321,429	$5,399,657
Other income	36,835	29,600
Costs and expenses	(4,094,588)	(3,405,855)
Provision for income taxes	(2,175,572)	(691,447)
Net income	**$4,088,104**	**$1,331,955**
Earnings per share:		
Basic	**$ 0.61**	**$ 0.21**
Diluted	**$ 0.57**	**$ 0.19**
Shares used in computation of earnings per share:		
Basic	**6,749,153**	**6,404,170**
Diluted	**7,225,806**	**7,018,533**

Anticipated Upcoming Milestones

Upcoming Milestones	
*Human Lipomas	❑Phase 2 placebo-controlled opt-in trial top-line results in 1H16
*Uterine Fibroids	❑ Refining development plan
Peyronie's Disease	❑ Building sales momentum in the EU
Dupuytren's Contracture	❑ Commercial launch in Japan
Frozen Shoulder	❑ Initiate Phase 2b trial by end of 2015
Cellulite	❑ Initiate Phase 2b trial by end of 2015
Canine Lipomas	❑ Endo has license to develop

*BioSpecifics-managed development programs

Innovators in the development & commercialization of

INJECTABLE COLLAGENASE

DUPUYTREN'S CONTRACTURE
PEYRONIE'S DISEASE
FROZEN SHOULDER
CELLULITE
HUMAN LIPOMAS
CANINE LIPOMAS
UTERINE FIBROIDS

BioSpecifics
TECHNOLOGIES CORP.

August 2015